SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 23, 2007

Petroleum Development Corporation

(Exact Name of Registrant as Specified in Charter)

              Nevada                                           0-7246                                        95-2636730

(State or Other Jurisdiction                       (Commission                                (IRS Employer

           of Incorporation)                                    File Number)                                Identification No.)

120 Genesis Boulevard; Bridgeport, WV    26330

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 304-842-3597

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

no change

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01.      Other Events

On April 24, 2007, Steven R. Williams, Chairman and CEO of Petroleum Development Corporation ("the Company"), will make a presentation at the Independent Petroleum Association of America's Oil & Gas Investment Symposium-New York.

The Press Release and transcript of Mr. Williams' presentation are attached in Exhibit 9.01.

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Press Release:                       Chairman and Chief Executive Officer, Steven R. Williams will present at the IPAA Oil & Gas Investment Symposium-New York

PowerPoint Presentation:   2007 IPAA OGIS New York, New York, April 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:       April 24, 2007

By:           /s/ Richard W. McCullough

                Richard W. McCullough

                Chief Financial Officer